SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant                        [x]

Filed by a Party other than the Registrant     [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12


                             PROCERA NETWORKS, INC.
                (Name of Registrant as Specified In Its Charter)
              ___________________________________________________

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

-------------------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

-------------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
     5)   Total fee paid:

-------------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule0-11(a)(2)and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

-------------------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------------------
     3)   Filing Party:

-------------------------------------------------------------------------------
     4)   Date Filed:

-------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD OCTOBER 12, 2004

Dear  Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of Procera Networks, Inc. We will be holding the Annual Meeting at the Company's offices located at 3175 South Winchester Boulevard, Campbell, California, 95008 on Tuesday, October 12, 2004, at 9:00 a.m., Pacific Daylight Savings Time.

At the 2004 Annual Meeting, we will ask you to:

     1. Elect four (4) directors to the Board of Directors of the Company to serve for a one-year term;
     2. Ratify the appointment of Burr, Pilger & Mayer LLP as the Company's independent accountants for the fiscal year ending January 2, 2005;
     3.   Adopt  the  Procera  Networks  2004  Stock  Option  Plan;  and
     4. Transact such other business as may properly come before the meeting or any adjournment thereof.

     Enclosed with this letter is a Proxy Statement, a proxy card and a return envelope. Also enclosed is Procera Networks' Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.

     Only holders of common stock of the Company of record at the close of business on August 6, 2004 are entitled to notice of and to vote at the Annual Meeting. The Board of Directors of the Corporation is soliciting the proxies.

     Your vote is very important to us regardless of the number of shares that you own. All stockholders, whether or not you expect to attend the Annual Meeting, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope. The prompt return of proxies will ensure a quorum and save the Company the expense of further solicitation. Each proxy granted may be revoked by the stockholder appointing such proxy at any time before it is voted. If you receive more than one proxy card because your shares are registered in different names or addresses, each such proxy card should be signed and returned to ensure that all of your shares will be voted. If you return your proxy and later decide to attend the Annual Meeting, you may cancel your previous vote and vote in person at the meeting.

By Order of the Board of Directors:

/s/  Douglas  J.  Glader
------------------------
Douglas J. Glader, President & CEO

Campbell,  California
September  3,  2004

                             PROCERA NETWORKS, INC.
                         3175 SOUTH WINCHESTER BOULEVARD
                           CAMPBELL, CALIFORNIA, 95008

                                 PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD OCTOBER 12, 2004

                               GENERAL INFORMATION
                               -------------------

This Proxy Statement provides information that you should read before you vote on the proposals that will be presented to you at the 2004 Annual Meeting of Procera Networks, Inc. (the "Company", "we" or "our"). The 2004 Annual Meeting will be held at the Company's offices located at 3175 South Winchester Boulevard, Campbell, California, 95008 on Tuesday, October 12, 2004, at 9:00 a.m., Pacific Daylight Savings Time.

This Proxy Statement provides detailed information about the Annual Meeting, the proposals you will be asked to vote on at the Annual Meeting, and other relevant information. The Board of Directors of Procera is soliciting these proxies.

At  the  Annual  Meeting,  you will be asked to vote on the following proposals:

     1. Elect four (4) directors to the Board of Directors of the Company to serve for a one-year term;
     2. Ratify the appointment of Burr, Pilger & Mayer LLP as the Company's independent accountants for the fiscal year ending January 2, 2005;
     3.   Adopt  the  Procera  Networks  2004  Stock  Option  Plan;  and
     4. Transact such other business as may properly come before the meeting or any adjournment thereof.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ELECTION OF THE BOARD'S NOMINEES FOR DIRECTOR AND FOR APPROVAL OF EACH OF THE OTHER PROPOSALS.

On September 10, 2004, we began mailing this proxy statement to people who, according to our records, owned shares of our common stock as of the close of business on August 6, 2004. We have mailed with this proxy statement a copy of our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003.

              INFORMATION ABOUT THE 2004 ANNUAL MEETING AND VOTING
              ----------------------------------------------------

THE  ANNUAL  MEETING
--------------------

The Annual Meeting will be held at our corporate headquarter offices located at 3175 South Winchester Boulevard, Campbell, California, 95008, on Tuesday,
October  12,  2004,  at  9:00  a.m.  Pacific  Daylight  Savings  Time.

THIS  PROXY  SOLICITATION
-------------------------

We are sending you this proxy statement because our Board of Directors (the "Board") is seeking a proxy to vote your shares at the Annual Meeting. This proxy statement is intended to assist you in deciding how to vote your shares. On September 10, 2004, we began mailing this proxy statement and the accompanying proxy card and Annual Report on Form 10-K to all people who, according to our stockholder records, owned shares at the close of business on August 6, 2004. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of the Annual Report on Form 10-K and the other accompanying materials described above so that such record holders could supply these materials to the beneficial owners as of August 6, 2004. We will bear the entire cost of this proxy solicitation.

VOTING  YOUR  SHARES
--------------------

You may vote your shares at the Annual Meeting by completing and returning the enclosed proxy card, or by voting in person at the Annual Meeting.

Whether or not you plan to attend the Meeting, please take the time to vote. Votes may be cast:

     -    by  traditional  paper  proxy  card;  or

     -    in  person  at  the  Meeting.

Please take a moment to read the instructions, choose the way to vote that you find most convenient and cast your vote as soon as possible.

Voting by Proxy Card. If proxies in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted (i) FOR the election of the nominees named below as directors of the Company; (ii) FOR the ratification of the appointment of Burr, Pilger & Mayer LLP as independent accountants for the year ending January 2, 2005; (iii) FOR the ratification of the Procera Networks 2004 Stock Option Plan; and (iv) in the discretion of the persons named in the enclosed form of proxy on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment. IF YOU DECIDE TO VOTE BY PROXY, THE PROXY CARD WILL BE VALID ONLY IF YOU SIGN, DATE AND RETURN IT BEFORE THE ANNUAL MEETING TO BE HELD ON TUESDAY, OCTOBER 12, 2004.

Voting in Person. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. Ballots for voting in person will be available at the Annual Meeting. To vote by proxy, you must complete and return the enclosed proxy card in time to be received by us by the Annual Meeting. By completing and returning the proxy card, you will be directing the persons designated on the proxy card to vote your shares at the Annual Meeting in accordance with the instructions you give on the proxy card.

Attendance at the Meeting will not, by itself, result in the revocation of a previously submitted proxy. Even if you are planning to attend the Meeting, we encourage you to submit the proxy card in advance to ensure the representation of your shares at the Meeting.

If you hold your shares with a broker and you do not tell your broker how to vote, your broker has the authority to vote on all routine proposals.

VOTE  REQUIRED  FOR  APPROVAL
-----------------------------

Shares  Entitled  to  Vote.  On  August 6, 2004, (the "Record Date"), 24,104,406
--------------------------
shares of our common stock were issued and outstanding. Each share issued and outstanding on the Record Date will be entitled to one vote on each of the proposals.

Quorum.  The quorum requirement for holding the meeting and transacting business
------
is that a majority of the issued and outstanding shares on the Record Date be present in person or represented by proxy and entitled to be voted. Accordingly, 12,052,204 shares must be present in person or by proxy for a quorum to be present. If a quorum is not present, a vote cannot occur. Both abstentions and broker non-votes are counted as present for the purposes of determining the presence of a quorum.

Votes  Required.  In  the  election of directors, the four persons receiving the
---------------
highest number of "FOR" votes will be elected. All other proposals require the affirmative "FOR" vote of a majority of those shares present and entitled to vote.

ADDITIONAL  INFORMATION
-----------------------

We are mailing our Annual Report on Form 10-K for the fiscal year ended December 31, 2003, including consolidated financial statements, to all shareholders entitled to vote at the Annual Meeting together with this proxy statement. The Annual Report on Form 10-K does not constitute a part of the proxy solicitation material. The Annual Report on Form 10-K tells you how to get additional information about us.

                                   PROPOSAL 1:

                              ELECTION OF DIRECTORS

Nominees for election to the Board of Directors are:

Douglas  J.  Glader
Scott  McClendon
Thomas  Saponas
Thomas  H.  Williams

Each director will be elected to serve for a one-year term, unless he resigns or is removed before his term expires, or until his replacement is elected and qualified. All of the four nominees are currently members of the Board of Directors and have consented to serve as directors if re-elected. Douglas J. Glader is our President and Chief Executive Officer. More detailed information about each of the nominees is available in the section of this proxy statement titled "Directors and Executive Officers".

There are no known arrangements or understandings between any director or executive officer and any other person pursuant to which any of the above-named directors was selected as a director of the Company.

If any of the nominees cannot serve for any reason (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees. If a substitute is nominated, we will vote all valid proxies for the election of the substitute nominee or nominees. Alternatively, the Board of Directors may also decide to leave the board seat or seats open until a suitable candidate or candidates are located, or it may decide to reduce the size of the Board.

The Board of Directors has established the size of the board at five members. Proxies for the Annual Meeting may not be voted for more than four directors. The Board of Directors has one vacant seat that will remain vacant until a suitable nominee can be found.

BOARD  RECOMMENDATION
---------------------

The Board of Directors unanimously recommends a vote "FOR" each of the nominees to the Board of Directors.

DOUGLAS J. GLADER has served as our President and Chief Executive Officer and as a member of our Board of Directors since the October 2003 merger. He served as President and Chief Executive Officer of PNI since founding PNI in May 2002. Prior to founding PNI, Mr. Glader served from 1996 to 2002 in key senior executive positions at Digi International, Inc., including Executive Vice President, Chief Operating Officer, Senior Vice President of Worldwide Manufacturing and Operations, and General Manager of Milan Technology, Digi's LAN products division. Mr. Glader has more than 27 years of experience in general management with firms such as Memorex, Measurex Corporation, Altus Corporation and Direct Incorporated, all located in the San Francisco Bay Area. In addition to co-founding Greyhawk Systems, Inc., a manufacturer of electronic imaging hardware and software, Mr. Glader has managed manufacturing operations in Belgium, Ireland, Mexico and the Pacific Rim. Mr. Glader serves on the board of directors of Uromedica, a privately held company in Plymouth, Minnesota.

SCOTT MCCLENDON has served as a member of our Board of Directors since March 1, 2004. He is currently a member of the Audit Committee. Mr. McClendon served as the President and Chief Executive Officer of Overland Storage, Inc. (NASDAQ:
OVRL) from October 1991 to March 2001, when he was named Chairman, and was an officer and employee until June 2001. He was employed by Hewlett-Packard Company, a global manufacturer of computing, communications and measurement products and services, for over 32 years in various positions in engineering, manufacturing, sales and marketing. He last served as the General Manager of the San Diego Technical Graphics Division and Site Manager of Hewlett-Packard in San Diego, California. Mr. McClendon is a director of SpaceDev, Inc., an aerospace development company. Mr. McClendon has a BSEE and MSEE from Stanford University.

THOMAS SAPONAS has served as a member of our Board of Directors since April 1, 2004. Mr. Saponas served as the Senior Vice President and Chief Technology Officer of Agilent Technologies, Inc. (NASDAQ: A) from August 1999 until he retired in October 2003. Prior to being named Chief Technology Officer, from June 1998 to April 1999, Mr. Saponas was Vice President and General Manager of Hewlett-Packard's Electronic Instruments Group. Mr. Saponas has held a number of positions since the time he joined Hewlett-Packard. Mr. Saponas served as General Manager of the Lake Stevens Division from August 1997 to June 1998 and
General Manager of the Colorado Springs Division from August 1989 to August 1997. In 1986, he was a White House Fellow in Washington, D.C. Mr. Saponas has a BSEE/CS (Electrical Engineering and Computer Science) and an MSEE from the University of Colorado. Mr. Saponas is on the Board of Directors of The
University of Colorado Foundation and on the Board of Directors of the El Paso County Red Cross Organization.

THOMAS H. WILLIAMS has served as a member of our Board of Directors since the October 2003 merger. He is currently a member of the Audit Committee. He served as a Director of PNI from May 2002 to October 2003. Mr. Williams has 20 years' experience as CFO and General Counsel in start-up and medium-sized venture capital-backed technology companies. Mr. Williams' early years were spent with IBM and Shell Oil Company in engineering and legal positions. In 1971, Mr. Williams joined the management team of Measurex Corp., a process control start-up, responsible for engineering project budgeting and patent matters as the company grew from $4 million to $50 million in revenues. In 1976, Mr. Williams and two partners took over management of Altus Corporation, guided the company through bankruptcy and raised venture capital. From 1984 though 1993, Mr. Williams was CFO and General Counsel for Greyhawk Systems, an innovator in high-resolution electronic imaging, which was sold in 1993. From 1993 to 1997, Mr. Williams was in the private practice of law. In 1997 he was appointed as CFO of IC WORKS, Inc., a venture capital-backed semiconductor company, on an interim basis to guide a financial turnaround. Within six months, the company was brought from near bankruptcy to a cash positive position, which allowed the company to be sold in 1998 for more than $100 million. Since 1999, Mr. Williams has been CFO at Bandwidth9, a company developing tunable lasers for the fiber optics industry. Mr. Williams holds a B.S. degree in electrical engineering, and a law degree from the University of Minnesota and a M.B.A. from the University of California at Berkeley. He is a member of the California, New York (inactive), Federal and Patent bars.

                                   PROPOSAL 2:

                      RATIFICATION OF INDEPENDENT AUDITORS

The Board of Directors has appointed BURR, PILGER & MAYER LLP ("BPM"), an accounting firm of independent certified public accountants, to act as independent accountants for Procera and its consolidated subsidiaries for our fiscal year ending January 2, 2005. BPM has advised Procera that the firm does not have any direct or indirect financial interest in Procera or any of its subsidiaries, other than its capacity as our independent certified public accountants. BPM has served as our independent auditors since October 24, 2003.

On October 24, 2003, we engaged BPM to serve as our independent auditors. The decision to engage BPM was recommended by the Company's management team and unanimously approved by the Company's Audit Committee of the Board of Directors, and unanimously approved by the full Board of Directors. We did not seek the advice of BPM on specific audit issues relating to the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, or any matter that was a reportable event prior to engagement of this firm.

In making the recommendation for BPM to become the Company's independent accountants for the fiscal year ending January 2, 2005, the Company's management team and the Audit Committee reviewed the audit and non-audit services proposed to be performed during fiscal year 2004. In selecting BPM, the Audit Committee and the Board of Directors carefully considered BPM's independence. The Audit Committee has determined that the performance of the non-audit services proposed to be performed by BPM will not impair the independence of BPM.

BPM has confirmed to Procera that it is in compliance with all rules, standards and policies of the Independence Standards Board and the Securities and Exchange Commission ("SEC") governing auditor independence.

A  representative  of  BPM  is  expected  to  attend  the  Annual  Meeting.  The representative will have the opportunity to make a statement if he or she desires to do so and will be able to respond to appropriate questions from stockholders. In addition, you may obtain additional information about BPM by visiting their website at www.bpmllp.com.
                              --------------

RECOMMENDATION
--------------

The Board of Directors unanimously recommends a vote "FOR" ratification of the appointment of Burr, Pilger & Mayer LLP.

                                   PROPOSAL 3:

                     APPROVAL OF THE 2004 STOCK OPTION PLAN

     We are requesting that the stockholders vote in favor of adopting the 2004 Stock Option Plan (the "2004 Plan"), which was approved by the Board on September 3, 2004. If adopted, this 2004 Plan will replace our 2003 Stock Option Plan, and will become the sole plan for providing stock-based incentive compensation to eligible employees and non-employee directors. We firmly believe that a broad-based stock option program is a necessary and powerful employee incentive and retention tool that benefits all of Procera's stockholders. The following summary of certain major features of the 2004 Plan is subject to the specific provisions contained in the full text of the 2004 Plan set forth as EXHIBIT A.
---------

     Approval of the 2004 Plan is intended to enable Procera to achieve the following objectives:

     1. The continued ability to offer stock-based incentive compensation to substantially all of Procera's eligible employees and non-employee directors.

     2. The ability to utilize stock options, as deemed appropriate management, to maintain Procera's competitive ability to attract, retain and motivate employees at all levels. A stock option is the right to purchase a certain number of shares of stock, at a certain exercise price, in the future. Procera has historically utilized stock options as its sole form of equity compensation. We intend to continue to use stock options as our primary form of equity compensation, but may use other forms of equity compensation on a limited basis, as necessary, for the attraction, retention and motivation of employees.

BACKGROUND  ON  STOCK  COMPENSATION  AT  PROCERA
------------------------------------------------

     The use of stock options has long been a vital component of many companies' overall compensation philosophy, which is premised on the principle that any long-term pay-for-performance incentive compensation should be closely aligned with stockholders' interests. Fixed-price stock options align employees' interests directly with those of other stockholders, because an increase in stock price after the date of award is necessary for employees to realize any value, thus rewarding employees only upon improved stock price performance.

     We believe that stock options have been and will continue to be very effective in enabling us to attract and retain the talent critical for an innovative and growth-focused company. We believe that broad-based stock options focus employees at every level of the company on the same performance improvement goals, and have embedded in the company's culture the necessity for employees to think and act as stockholders. Procera's general compensation philosophy is that total cash compensation should vary with the company's performance in achieving financial and non-financial objectives. Procera's compensation programs include base salaries, set below that of our identified competitor companies (both a cross-industry subset of companies as well as a technology industry subset of companies generally considered to be comparable to Procera), as well as a significant focus on pay-for-performance through stock options. Procera's total compensation goal is to deliver lower total compensation than our competitor companies in periods of poor company performance, but provide a premium for superior company performance.

     Without stock options, Procera would be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the employee talent critical to the future success of the Company. These cash replacement alternatives would then reduce the cash available for investment in innovation and technology. We intend to continue to use stock options as our primary means of providing equity compensation to our employees.

     We have evaluated the merits of other equity vehicles and, notwithstanding certain proposed changes in accounting policies for stock options, continue to believe that stock options are still the best vehicle for directly linking the interests of employees with those of stockholders, thereby maintaining Procera's and its employees' focus on continuing performance improvement. As long as Procera's stock price is greater than zero, restricted stock, which is increasingly used by other companies, has value to an employee regardless of performance. If the stock price drops below the grant price of the restricted stock, the restricted stock would still have value; however, a stock option grant would have no value. Additionally, for an innovative and growth-focused company like Procera, we believe restricted stock provides less incentive for continuing employee performance, due to a reduced potential for employee gains compared to stock options. Generally, fewer full-value restricted shares are awarded to participants based on the continued value of restricted stock to employees even in a declining stock price environment. Restricted stock, however, may be desirable for critical hiring or retention concerns.

     Procera has not historically used performance-vested stock options, because stock options already require performance in terms of stock price appreciation for the employee to receive any benefit and are therefore directly aligned with stockholders' interests. Performance criteria for performance-based equity are more subjectively determined and measured than is the objectively determinable stock price performance required for fixed-price options and may limit the Company's ability to appropriately focus employees on both short- and long-term goals that continuously change in a fast-paced, innovative industry. In addition, Procera's compensation programs include a significant focus on pay-for-performance through the combination of our reliance on stock options, lower base salary and higher cash-based performance incentive compensation tied to EPS and business group goals than that of the Company's competitors.

     We strongly believe that our stock option programs and emphasis on employee stock ownership have been integral to our success in the past and will be important to our ability to achieve consistently superior performance in the years ahead. We believe that consistently superior performance is achieved through the ability to attract, retain and motivate the employee talent critical to attaining long-term improved company performance and stockholder returns.
Therefore, we consider approval of the 2004 Plan vital to Procera's future success.

PURPOSE  OF  2004  PLAN
-----------------------

     The 2004 Plan will allow Procera, under the direction of the Board of Directors or a director or officer designated by the Board (the "Administrator"), to make broad-based grants of stock options, which may or may not require the satisfaction of performance objectives, to employees and to non-employee directors. The purpose of these stock awards is to attract and retain talented employees, further align employee and stockholder interests, continue to closely link employee compensation with company performance, and maintain a culture based on employee stock ownership. If approved, the proposed 2004 Plan will provide an essential component of the total compensation package offered to employees, reflecting the importance that Procera places on motivating and rewarding superior results with long-term, performance-based incentives.

KEY  TERMS
----------

The  following  is  a  summary  of  the  key  provisions  of  the  2004  Plan.

PLAN  TERM:    September  3,  2004  to  September  3,  2014

ELIGIBLE  PARTICIPANTS:    All full-time and part-time employees of the Company,
where legally eligible to participate, and non-employee directors of the Company

SHARES  AUTHORIZED:    2,500,000  shares,  subject to adjustment only to reflect
stock  splits  and  similar  events

SHARES  AUTHORIZED  AS  A  PERCENT  OF  OUTSTANDING  COMMON  STOCK:    10.4%

AWARD  TYPES:    Non-qualified  and  incentive  stock  options

AWARD  TERMS:    Stock  options  will  have  a  term  no  longer than ten years.

VESTING:    Determined by the Administrator within the following limits (subject to  exceptions  for  death,  disability  or  retirement):

(1)    Stock options shall not first become exercisable in less than six months.

(2) Performance vesting criteria, if any, will be established by award at grant date.

ELIGIBILITY
-----------

Only employees of Procera and its subsidiaries, and non-employee directors of Procera, are eligible to receive awards under the 2004 Plan. The Administrator will determine which employees will participate in the 2004 Plan. As of August 6, 2004, there were 23 employees and 3 non-employee directors who would be eligible to participate in the 2004 Plan.

VESTING  AND  EXERCISE  OF  STOCK  OPTIONS
------------------------------------------

The exercise price of stock options granted under the 2004 Plan may not be less than the market value (the closing price at the end of the last business day prior to date of grant) of the common stock on the date of grant. As of August 6, 2004, the average of the highest and lowest quoted sales prices of Procera common stock was $1.60 per share. The option term may not be longer than ten years. The Administrator will determine at the time of grant when each stock option becomes exercisable, including the establishment of required performance vesting criteria, if any, and provided that no stock option may be exercised less than six months from the date of grant (except upon the death, disability or retirement of the participant). Procera may require, prior to issuing common stock under the 2004 Plan, that the participant remit an amount in cash sufficient to satisfy tax withholding requirements.

TRANSFERABILITY
---------------

Unless otherwise determined by the Administrator, awards granted under the 2004 Plan are not transferable except by will or the laws of descent and distribution. The Administrator will have sole discretion to permit the transfer of an award.

ADMINISTRATION
--------------

The Board of Directors will administer the 2004 Plan unless and until it appoints a committee, director, or officer to administer the 2004 Plan (the Board or such appointee is the "Administrator"). The Administrator will select the Procera employees who receive awards, determine the number of shares covered thereby, and, subject to the terms and limitations expressly set forth in the 2004 Plan, establish the terms, conditions and other provisions of the grants. The Administrator may interpret the 2004 Plan and establish, amend and rescind any rules relating to the 2004 Plan. The Administrator may delegate to a committee of one or more the ability to grant awards and take certain other actions with respect to participants who are not executive officers, and may delegate certain administrative or ministerial functions under the 2004 Plan to an officer or officers.

AMENDMENTS
----------

The Board may terminate, amend or suspend the 2004 Plan, provided that no action may be taken by the Board (except those described in "Adjustments") without stockholder approval to increase the number of shares that may be issued under the 2004 Plan.

ADJUSTMENTS
-----------

     In the event of a stock dividend, recapitalization, stock split, combination of shares, extraordinary dividend of cash or assets, reorganization, or exchange of Procera's common stock, par value $0.001 per share, or any similar event affecting Procera's common stock, the Administrator shall adjust the number and kind of shares available for grant under the 2004 Plan, and subject to the various limitations set forth in the 2004 Plan, the number and kind of shares subject to outstanding awards under the 2004 Plan, and the exercise or settlement price of outstanding stock options and of other awards.

     The impact of a merger or other reorganization of Procera on outstanding stock options granted under the 2004 Plan shall be specified in the agreement relating to the merger or reorganization, subject to the limitations and restrictions set forth in the 2004 Plan. In connection with: (i) any merger, consolidation, acquisition, separation, or reorganization in which more than fifty percent (50%) of the shares of the Company outstanding immediately before such event are converted into cash or into another security; (ii) any dissolution or liquidation of the Company or any partial liquidation involving fifty percent (50%) or more of the assets of the Company; (iii) any sale of more than fifty percent (50%) of the Company's assets; or (iv) any like occurrence in which the Company is involved, the Administrator may, in its absolute discretion, do one or more of the following, upon ten days' prior written notice to all optionees: (a) accelerate any vesting schedule to which an Option is subject; (b) cancel Options upon payment to each optionee in cash, with respect to each Option to the extent then exercisable, of any amount which, in the absolute discretion of the Administrator, is determined to be equivalent to any excess of the market value (at the effective time of such event) of the consideration that such optionee would have received if the Option had been exercised before the effective time over the exercise price of the Option; (c) shorten the period during which such Options are exercisable (provided they remain exercisable, to the extent otherwise exercisable, for at least ten days after the date the notice is given); or (d) arrange that new option rights be substituted for the option rights granted under this Plan, or that the Company's obligations as to Options outstanding under this Plan, be assumed by an employer corporation other than the Company or by a parent or subsidiary of such employer corporation.

U.S.  TAX  CONSEQUENCES
-----------------------

     Stock option grants under the 2004 Plan may be intended to qualify as incentive stock options under Section 422 of the Tax Code or may be non-qualified stock options governed by Section 83 of the Tax Code. Generally, no federal income tax is payable by a participant upon the grant of a stock option and no deduction is taken by the Company. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will have taxable income equal to the difference between the market price of the common stock on the exercise date and the stock option grant price. Procera will be entitled to a corresponding deduction on its income tax return. A participant will have no taxable income upon exercising an incentive stock option after the applicable holding periods have been satisfied (except that alternative minimum tax may apply), and Procera will receive no deduction when an incentive stock option is exercised. The treatment for a participant of a disposition of shares acquired through the exercise of an option depends on how long the shares were held and on whether the shares were acquired by exercising an incentive stock option or a non-qualified stock option. Procera may be entitled to a deduction in the case of a disposition of shares acquired under an incentive stock option before the applicable holding periods have been satisfied.

     As described above, awards granted under the 2004 Plan may qualify as "performance-based compensation" under Section 162(m) in order to preserve federal income tax deductions by Procera with respect to annual compensation required to be taken into account under Section 162(m) that is in excess of $1 million and paid to one of Procera's five most highly compensated executive officers. To so qualify, options and other awards must be granted under the 2004 Plan by a committee consisting solely of two or more "outside directors" (as defined under Section 162 regulations) and satisfy the 2004 Plan's limit on the total number of shares that may be awarded to any one participant during any calendar year. In addition, for awards other than options to qualify, the grant, issuance, vesting or retention of the award must be contingent upon satisfying one or more of the performance criteria described above, as established and certified by a committee consisting solely of two or more "outside directors."

RECOMMENDATION  OF  THE  BOARD
------------------------------

The Board of Directors recommends that you vote "FOR" the Procera Networks, Inc. 2004 Stock Option Plan.

                                 OTHER BUSINESS

     As of the date of this proxy statement, our management was not aware of any other matter to be presented at the Meeting other than as set forth herein. However, if any other matters are properly brought before the Meeting, the shares represented by valid proxies will be voted with respect to such matters in accordance with the judgment of the persons voting them. A majority vote of the shares represented at the meeting is necessary to approve any such matters.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         --------------------------------------------------------------

     The following table sets forth certain information with respect to beneficial ownership of our common stock as of August 6, 2004, as to:

     - each person (or group of affiliated persons) known by us to own beneficially more than five percent of our common stock;

     - each of our directors, our chief executive officer, and the two other most highly paid executive officers; and

     -    all  our  directors  and  officers  as  a  group.

     For the purposes of calculating percentage ownership as of August 6, 2004, 24,106,406 shares were issued and outstanding and, for any individual who beneficially owns shares represented by options or warrants exercisable on or before August 6, 2004, these shares are treated as if outstanding for that person. Unless otherwise indicated, the address of each of the individuals and entities named below is: c/o Procera Networks, Inc., 3175 South Winchester Boulevard, Campbell, California, 95008.

     The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of August 6, 2004 by: (i) all persons who are known to us to be beneficial owners of five percent or more of the common shares; (ii) each of our Directors; (iii) the Executive Officers named in the Executive Compensation section of this proxy statement; and (iv) all current Directors and Executive Officers as a group.

Name and Address of Beneficial Owner   Shares Beneficially   Percent of Class
                                              Owned         Beneficially Owned

Douglas Glader (1)                        4,268,754 shares                17.7%

Jay R. Zerfoss                              680,318 shares                 2.8%

Anil Sahai (2)                              660,970 shares                 2.7%

Thomas H. Williams (3)                      108,000 shares                   *
46410 Fremont Blvd.
Fremont, CA 94538

Eric McAfee (4) (5)                       1,300,940 shares                 5.4%
10600 N. De Anza Blvd., Suite 250
Cupertino, CA 95014

Scott McClendon (6)                          14,000 shares                   *

Thomas Saponas (8)                            7,000 shares                   *

Clyde Berg (5) (7)                        1,292,940 shares                 5.4%
3175 S. Winchester Blvd.
10600 N. De Anza Blvd.,
Suite 250
Cupertino, CA 95014

All officers and directors                7,709,552 shares                30.9%
as a group (ten persons)

*  Indicates  less  than  1%
(1) Douglas Glader, who owns 4,148,970 shares of Procera's common stock, is the father of Eric Glader, who owns 119,784 shares of Procera's common stock.
(2) Shares beneficially owned by Anil Sahai include options to purchase 575,000 shares of Procera's common stock at $1.50 per share that are exercisable in whole or in part within 60 days of August 6, 2004, 20,970 shares issued in Procera's acquisition of EZ2, and 65,000 shares issued to Ezyte, Inc., which is
(3) Shares beneficially owned by Thomas H. Williams include options to purchase 8,000 shares of Procera's common stock at $3.35 per share that are exercisable in whole or in part within 60 days of August 6, 2004.
(4) Eric McAfee resigned as a director on July 15, 2004. Eric McAfee owns 832,500 shares of Procera's common stock as an individual. Mr. McAfee's children also own 100,000 shares of Procera's common stock. Shares beneficially owned by Mr. McAfee include options to purchase 8,000 shares of Procera's common stock at $3.35 per share that are exercisable in whole or in part within 60 days of August 6, 2004.
(5) Berg McAfee Companies owns 720,880 shares of Procera's common stock and is owned in equal shares by Eric McAfee and Clyde Berg. Therefore, Eric McAfee is the beneficial owner of 50%, or 360,440 of those shares, and Clyde Berg is the beneficial owner of 50%, or 360,440 of those shares.
(6) Shares beneficially owned by Scott McClendon include options to purchase 14,000 shares of Procera's common stock at $3.35 per share that are exercisable in whole or in part within 60 days of August 6, 2004.
(7) Clyde Berg is the owner of 932,500 shares of Procera's common stock as an individual.
(8) Shares beneficially owned by Thomas Saponas include options to purchase 7,000 shares of Procera's common stock at $1.70 per share that are exercisable in whole or in part within 60 days of August 6, 2004.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Common shares subject to options or warrants that are currently exercisable or exercisable within 60 days of August 6, 2004 are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated, the address for each of the individuals listed in the table is care of Procera Networks, Inc., 3175 South Winchester Boulevard, Campbell, California 95008. Unless otherwise indicated by footnote, the persons named in the table have sole voting and sole investment power with respect to all common shares shown as beneficially owned by them, subject to applicable community property laws. Percentage of beneficial ownership is based on 24,106,406 shares of our common stock outstanding as of August 6, 2004.


                        DIRECTORS AND EXECUTIVE OFFICERS
                        --------------------------------

        Name             Age                 Position
Douglas J. Glader         60       President, Chief Executive Officer and a
                                   Director
Jay R. Zerfoss            70       Chief Financial Officer and Secretary
Anil Sahai                44       Chief Technology Officer
Greg Dewing               48       Vice President of Sales
Magnus Hansen             58       Vice President of Engineering
John A. McQuade           57       Director of Operations and Support
Patrick Wong              41       Director of Product Management and
                                   Marketing
Scott McClendon           64       Director
Thomas Saponas            55       Director
Thomas H. Williams        65       Director

     DOUGLAS  J.  GLADER  see  prior  description.

     JAY R. ZERFOSS has served as our Chief Financial Officer and Secretary since the October 2003 merger. He served as the Chief Financial Officer and Secretary of PNI from May 2002 to October 2003. Mr. Zerfoss is an accomplished CPA with extensive experience as a Controller, Treasurer, Director of Finance, Vice President of Finance and Administration, and CFO for a variety of organizations. His areas of expertise include start-up high technology manufacturing companies with national and global concerns, rendering board of directors reporting, financial statement preparation, cash management reporting, planning and budgeting, policies and internal controls, attorney, auditor, and banking relationships. Prior to joining PNI, Mr. Zerfoss was Director of Finance at InnoWave Broadband Inc. from January 1998 until November 2001. From November 2001 until May 2002, Mr. Zerfoss was an independent financial consultant.

     ANIL SAHAI has served as our Chief Technology Officer since March 2004. From 1990 until 1994, Dr. Sahai was a core member of the engineering team at Amdahl which architected one of the first Redundant Array of Independent Drives ("RAID") products for mainframes using Small Computer System Interface ("SCSI") drives and Enterprise Systems Connection ("ESCON") channels. From 1997 until 1999 at Compaq Corporation Dr. Sahai managed the team that was responsible for the performance architecture of NT servers and SAN line of products based on Servernet technologies. In June 2000, Dr. Sahai founded Ezyte, Inc. whose intellectual property he sold to Procera in May 2004. He has a PhD in computer science with specialization in packet switching architecture from University of California, Santa Cruz, and a Masters from Sloan at MIT, with specialization in new product development and international corporate strategies. Dr. Sahai has published technical papers in many journals, and presented seminars at various conferences, tradeshows and universities all over the world in the areas of high performance packet switching, storage architecture, wireless Internet architectures, system performance modeling, and international corporate strategies.

     GREG DEWING has served as our Vice President of Sales since the October 2003 merger. He served as Vice President of Sales of PNI from November 2002 to October 2003. Mr. Dewing is a senior sales executive with more than 19 years of experience in OEM, end user and VAR partnerships. Prior to joining PNI, Mr. Dewing was with Network Peripherals Inc. from December 1998 until July 2002, where he led the OEM sales efforts for North America, Europe and Asia Pacific. Mr. Dewing took a sabbatical prior to joining PNI.

     MAGNUS HANSEN has served as our Vice President of Engineering since the October 2003 merger. He served as Vice President of Engineering of PNI from May 2002 to October 2003. Mr. Hansen is a senior executive with extensive experience in software, optical, electrical, and mechanical engineering. His management experience includes more than 27 years leading development and design teams at a variety of organizations in the Silicon Valley area. Prior to joining PNI, Mr. Hansen was Director of Technology at Milan Technology from June 1996 until May 2002.

     JOHN A. MCQUADE has served as our Director of Operations and Support since the October 2003 merger. He served as Director of Operations and Support for PNI from May 2002 to October 2003. Mr. McQuade is a senior executive with 25 years of high-tech operations, quality and technical support experience, including expatriate positions in Asia and Europe. He worked with Digi from November 1992 to May 2002 as the Director of Customer Service and Technical Support in Sunnyvale on the General Manager's staff.

     PATRICK WONG has served as our Director of Product Management and Marketing since the October 2003 merger. He served as Director of Product Management and marketing of PNI from July 2003 to October 2003. Mr. Wong has over 18 years experience in marketing, business development, IT, engineering and management. His industry experience spans networking, software development, security and optical networking. He worked as the Sales and Marketing Manager at Finisar Corp. from April 1998 until August 2000. From August 2000 until March 2002 he was the Director of Product Marketing at Nexgi Systems Corp.

     SCOTT  MCCLENDON  see  prior  description.

     THOMAS  SAPONAS  see  prior  description.

     THOMAS  H.  WILLIAMS  see  prior  description.

     Our executive officers are elected by the Board of Directors on an annual basis and serve at the discretion of the Board of Directors, subject to the terms of any employment agreements with us, until their successors have been duly elected and qualified or until their earlier resignation or removal. There are no family relationships between any directors and executive officers.

BOARD  COMMITTEES
-----------------

     We currently have two committees of our Board of Directors: the Audit Committee and the Compensation Committee.

     The Compensation Committee determines the salaries and incentive compensation of our officers and provides recommendations for the salaries and incentive compensation of our other employees. The Compensation Committee also administers our stock option plan. In the prior fiscal year, Messrs. McAfee and Williams served on the Compensation Committee. Mr. McAfee resigned on July 15, 2004 and his position as a member of the Compensation Committee has not been filled to date.

     The Audit Committee reviews, acts on and reports to the Board of Directors regarding various auditing and accounting matters, including the selection of our independent auditors, the monitoring of the rotation of the partners of the independent auditors, the review of our financial statements, the scope of the annual audits, fees to be paid to the auditors, the performance of our independent auditors and our accounting practices. There are currently two members of the Audit Committee, Messrs. Williams and McClendon.

DIRECTORS'  COMPENSATION
------------------------

     Directors who are also our employees receive no additional compensation for serving on the Board. We reimburse non-employee Directors for all travel and other expenses incurred in connection with attending meetings of the Board of Directors and with non-qualified stock options. Our Directors who are also employees may participate in other incentive plans described under "Executive Compensation."

EXECUTIVE  COMPENSATION
-----------------------

     The following table sets forth all compensation paid in respect of the individuals who served, during the year ended December 31, 2003, as our Chief Executive Officer and the next five mostly highly compensated executive officers (collectively the "NAMED EXECUTIVE OFFICERS") whose total salary and bonus was in excess of $100,000 per annum. Except as listed below, there are no bonuses, other annual compensation, restricted stock awards or stock options/SARS or any other compensation paid to executive officers.

Name and principal         Year             Annual compensation
      position                     Salary ($)   Bonus ($)    Other annual
                                                           compensation ($)

        (a)                (b)         (c)         (d)            (e)
----------------------------------------------------------------------------
Douglas J. Glader, CEO   2003 (1)  $   222,203          0                 0
----------------------------------------------------------------------------
                            2002   $    63,928
----------------------------------------------------------------------------
Jay Zerfoss, CFO            2003   $    94,746          0                 0
----------------------------------------------------------------------------
                            2002   $    50,329
----------------------------------------------------------------------------
Magnus Hansen               2003   $    58,157          0                 0
----------------------------------------------------------------------------
                            2002   $    29,416
----------------------------------------------------------------------------
Patrick Wong                2003   $    51,154          0                 0
----------------------------------------------------------------------------
                            2002   $         0
----------------------------------------------------------------------------
John McQuade                2003   $    63,735          0                 0
----------------------------------------------------------------------------
                            2002   $    25,860
----------------------------------------------------------------------------
Gregory Dewing              2003   $    53,217          0                 0
----------------------------------------------------------------------------
                            2002   $     2,340
----------------------------------------------------------------------------
Dan Spaulding, CEO       2003 (2)            0          0                 0
----------------------------------------------------------------------------
                            2002             0          0  $         200 (3)
----------------------------------------------------------------------------

(1) Mr. Glader's employment letter provides that he receive his then current base salary for an additional 18 months in the event that he is terminated without cause. There are no other severance provisions.
(2) Mr. Spaulding resigned from all positions that he held with Zowcom, effective October 17, 2003 pursuant to the merger with PNI.
(3) Mr. Spaulding was issued 200,000 shares of the Company's common stock with a fair market value of $200 for services rendered as a promoter in 2002.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Frank Drechsler was issued 5,000,000 shares of our common stock in July 2002 in exchange for his services as our promoter. The value of the services performed by Mr. Drechsler was approximately $5,000. Marc Seely was issued 800,000 shares of our common stock in July 2002 in exchange for his services as our promoter. The value of the services performed by Mr. Seely was approximately $800. Dan Spaulding was issued 200,000 shares of our common stock in July 2002 in exchange for his services as our promoter. The value of the services performed by Mr. Spaulding was approximately $200.

     Eric McAfee received rights to purchase 1,200,000 shares of common stock for his services as a financial advisor to the Company from May 1, 2002 through October 31, 2002. Eric McAfee then assigned the rights to Berg McAfee Companies, which is owned in equal parts by Eric McAfee and Clyde Berg. Eric McAfee purchased 600,000 shares of common stock at $0.001 per share in August 2003.

     Cagan McAfee Capital Partners ("CMCP") received rights to purchase 2,000,000 shares of common stock for its services as a finder in our December 2003 private placement. Eric McAfee, as an owner of CMCP purchased 665,000 shares at $0.001 per share in August 2003.

     We believe that all of the transactions set forth above were made on terms no less favorable to us than could have been obtained from unaffiliated third parties. We intend that all future transactions with affiliated persons be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, and be on terms no less favorable to us than could be obtained from unaffiliated third parties.

     CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL
                                   DISCLOSURE

     Effective on October 24, 2003, and as a result of the Merger, Lesley, Thomas, Schwarz & Postma, Inc. was dismissed as the principal accountant engaged to audit Zowcom's financial statements. Lesley, Thomas, Schwarz & Postma, Inc. performed the audit of Zowcom's financial statements for the fiscal years ended December 31, 2001 and 2002. During this period and the subsequent interim period prior to their dismissal, there were no disagreements with Lesley, Thomas, Schwarz & Postma, Inc. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Lesley, Thomas, Schwarz & Postma, Inc. would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any "reportable events" as such term is defined in Item 304(a)(1)(iv) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-B").

     The audit reports of Lesley, Thomas, Schwarz & Postma, Inc. for Zowcom's fiscal years ended December 31, 2001 and 2002 did not contain an adverse opinion, or a disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles.

     Zowcom requested Lesley, Thomas, Schwarz & Postma, Inc. to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made above by us. A copy of such letter, dated October 24, 2003, has been filed with the SEC.

     Effective October 24, 2003, we engaged Burr, Pilger & Mayer LLP, whose address is Two Palo Alto Square, 3000 El Camino Real, Suite 250, Palo Alto,
California, 94306 to audit our financial statements. During our most recent fiscal year and the subsequent period prior to such appointment, we have not consulted the newly engaged accountant regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on our financial statements, nor on any matter that was either the subject of a disagreement or a reportable event.

     Our Board of Directors approved the change in accountants described herein.

INFORMATION REGARDING THE FEES PAID TO BURR, PILGER & MAYER LLP DURING THE YEARS
                  ENDED DECEMBER 31, 2003 AND DECEMBER 31, 2002

Below is the aggregate amount of fees billed for professional services rendered by our principal accountants with respect to our last two fiscal years:

                                                    2003         2002
                                                  -------        -----
Audit fees                                        $44,795     $    ---
Audit-related fees                                 36,315          ---
Tax fees                                              ---          ---
All other fees                                        ---          ---


All of the professional services rendered by our principal accountants for the audit of our annual financial statements and review of financial statements included in our Form 10-QSB's or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for last two fiscal years were approved by the audit committee.

     The Audit Committee has adopted policies and procedures for the pre-approval of the above fees. All requests for services to be provided by the Company's independent accountants are submitted to the Audit Committee. Requests for all non-audit related services require pre-approval form the Audit Committee.

                        CORPORATE GOVERNANCE INFORMATION

     Stockholders can access Procera's corporate governance information, at Procera's website, www.proceranetworks.com , the content of which website is not incorporated by, referenced into, or considered a part of, this document.

                             ADDITIONAL INFORMATION

     THE COMPANY'S 2003 ANNUAL REPORT ON FORM 10-KSB, INCLUDING FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2003, IS BEING DISTRIBUTED TO ALL STOCKHOLDERS OF THE COMPANY TOGETHER WITH THIS PROXY STATEMENT, IN SATISFACTION OF THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE COMMISSION. ADDITIONAL COPIES OF THE REPORT, EXCEPT FOR EXHIBITS, ARE AVAILABLE AT NO CHARGE UPON REQUEST. TO OBTAIN ADDITIONAL COPIES OF THE ANNUAL REPORT ON FORM 10-KSB, PLEASE CONTACT PROCERA NETWORKS, INC., 3175 SOUTH WINCHESTER BOULEVARD, CAMPBELL, CALIFORNIA 95008, OR AT TELEPHONE NUMBER (408) 874-4332.

                    COMMUNICATING WITH THE BOARD OF DIRECTORS

     In order to communicate with the Board of Directors as a whole, with non-management directors or with specified individual directors, correspondence may be directed to the Secretary at 3175 SOUTH WINCHESTER BOULEVARD, CAMPBELL, CALIFORNIA 95008.

     Stockholders may propose business to be brought before an annual meeting. In order for a stockholder to submit a proposal for consideration at Procera's annual meeting, the stockholder must fulfill the requirements set forth in Rule 14a-8 setting forth specified information with respect to the stockholder and additional information as would be required under Regulation 14A under the Exchange Act and Rule 14a-8 for a proxy statement used to solicit proxies for such nominee. In general, the notice must be delivered not less than one hundred and twenty (120) days prior to the first anniversary of the preceding year's mailing date of the annual meeting's proxy statement.

     If you intend to propose any matter for action at our 2005 Annual Meeting of Stockholders and wish to have the proposal included in our proxy statement, you must submit your proposal to the Secretary of Procera Networks, Inc. at 3175 SOUTH WINCHESTER BOULEVARD, CAMPBELL, CALIFORNIA 95008, on or before January 1, 2005, not later than 5:00 p.m. Pacific Standard Time. Please note that proposals must comply with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. Only then can we consider your proposal for inclusion in our proxy statement and proxy relating to the 2005 Annual Meeting. We will be able to use proxies you give us for the next year's meeting to vote for or against any shareholder proposal that is not included in the proxy statement at our discretion unless the proposal is submitted to us on or before January 1, 2005.

/s/  Douglas  J.  Glader
------------------------
Douglas J. Glader
President and Chief Executive Officer
Campbell, California
September 7, 2004

                                    EXHIBIT A
                                    ---------

                             2004 STOCK OPTION PLAN
                             ----------------------

                             PROCERA NETWORKS, INC.
                             2004 STOCK OPTION PLAN

1.     PURPOSES  OF  THE  PLAN
       -----------------------

     The purposes of this 2004 Stock Option Plan (the "Plan") of Procera Networks, Inc., a Nevada corporation (the "Company") are to:

     (i) Encourage employees to accept or continue employment with the Company or its Affiliates; and

     (ii) Increase the interest of officers, directors, key employees and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company ("Common Stock").

     Options granted under this Plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or "nonqualified options" ("NQOs").

2.     ELIGIBLE  PERSONS
       -----------------

     Every person who at the date of grant of an Option is an employee of the Company or of any Affiliate (as defined below) (including employees who are also officers or directors of the Company or of any Affiliate) is eligible to receive ISO's or NQO's under this Plan. The term "Affiliate," as used in the Plan, means a parent or subsidiary corporation, as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. Every person who is a director of or consultant to the Company or any Affiliate at the date of grant of an Option is eligible to receive NQOs under this Plan.

3.     STOCK  SUBJECT  TO  THIS  PLAN
       ------------------------------

     Subject to the provisions of Section 6.1.1 of the Plan, the maximum aggregate number of shares of stock that may be granted pursuant to this Plan is Two Million Five Hundred Thousand (2,500,000) shares of Common Stock. The shares unexercised shall become available again for grants under the Plan.

4.     ADMINISTRATION
       --------------

     1.2     Administrator.  This  Plan  shall  be  administered by the Board of
             -------------
Directors of the Company (the "Board") or a committee, director, or officer appointed by the Board, which committee shall be constituted to comply with all applicable federal and state laws (the Board, or such committee appointed by the Board, shall be the "Administrator"). The Administrator shall not be liable for any decision, action, or omission respecting the Plan, any options, or any option shares.

     1.3     Disinterested  Administration.  This  Plan shall be administered in
             -----------------------------
accordance with the disinterested administrative requirements of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by the Securities and Exchange Commission ("Rule 16b-3"), or any successor rule thereto.

     1.4     Authority of the Administrator.  Subject to the other provisions of
             ------------------------------
this Plan, the Administrator shall have the authority, in its discretion: (i) to
               -------------
grant Options; (ii) to determine the fair market of the Common Stock subject to Options, in accordance with Section 6.1.11 of this Plan; (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to defer (with the consent of the optionee) or accelerate the exercise date or vesting of any Option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an

Option; and (xi) to make all other determinations deemed necessary or advisable for the administration of this Plan.

     1.5     Determinations  Final.  All  questions  of  interpretation,
             ---------------------
implementation, and application of this Plan shall be determined by the Board. Such determinations shall be final and binding on all persons.

5.     GRANTING  OF  OPTIONS:  STOCK  OPTION  AGREEMENT
       ------------------------------------------------

     1.6     Ten-Year  Term.  No  Options shall be granted under this Plan after
             --------------
ten  (10)  years  from  the  date  of  adoption  of  this  Plan  by  the  Board.

     1.7     Stock  Option  Agreement.  Each  Option  shall  be  evidenced  by a
             ------------------------
written Stock Option Agreement, in form satisfactory to the Company (as set forth on EXHIBIT A attached hereto), executed by the Company and the person to
           ---------
whom such Option is granted; provided, however, that the failure by the Company, the optionee, or both to execute a Stock Option Agreement shall not invalidate the granting of any Option.

     1.8     Designation  as  ISO  or  NQO.  The  Stock  Option  Agreement shall
             -----------------------------
specify whether each Option it evidences is a NQO or an ISO. Notwithstanding designation of any Option as an ISO or a NQO, if the aggregate fair market value of the shares under Options designated as ISOs which would become exercisable for the first time by any Optionee at a rate in excess of one hundred thousand dollars ($100,000) in any calendar year (under all plans of the Company), then, unless otherwise provided in the Stock Option Agreement or by the Administrator, such Options shall be NQOs to the extent of the excess above one hundred thousand dollars ($100,000). For purposes of this Section 5.3, Options shall be taken into account in the order in which they were granted, and the fair market value of the shares shall be determined as of the time the Option, with respect to such shares, is granted.

     1.9     Grant  to Prospective Employees.  The Administrator may approve the
             -------------------------------
grant of Options under this Plan to persons who are expected to become employees of the Company, but who are not employees at the date of approval. In such cases, the Option shall be deemed granted, without further approval, on the date the optionee is first treated as an employee for payroll purposes.

6.     TERMS  AND  CONDITIONS  OF  OPTIONS
       -----------------------------------

     Each Option granted under this Plan shall be designated as a ISO or an NQO. Each Option shall be subject to the terms and conditions set forth in Section
6.1.  NQOs  shall  be  also  subject  to  the  terms and conditions set forth in
Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in
Section  6.2.

     1.10     Terms  and  Conditions  to  Which  Options  Are  Subject.  Options
              --------------------------------------------------------
granted under this Plan shall, as provided in Section 6, be subject to the following terms and conditions:

          1.10.1     Changes in Capital Structure.  The existence of outstanding
                     ----------------------------
Options shall not affect the Company's right to effect adjustments, recapitalizations, reorganizations, or other changes in its or any other corporation's capital structure or business, any merger or consolidation, any issuance of bonds, debentures, preferred, or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company's or any other corporation's assets or business, or any other corporate act whether similar to the events described above or otherwise. Subject to Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, or other event, or converted into or exchanged for other securities as a result of a merger, consolidation, reorganization, or other event, appropriate adjustments shall be made in the number and class of shares of stock subject to this Plan and each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result to any such adjustments. Each such adjustment shall be subject to approval by the Administrator, in its sole discretion, and may be made without regard to any resulting tax consequence to the optionee.

          1.10.2     Corporate  Transactions.  In  connection  with:  (i)  any
                     -----------------------
merger, consolidation, acquisition, separation, or reorganization in which more than fifty percent (50%) of the shares of the Company outstanding immediately before such event are converted into cash or into another security; (ii) any dissolution or liquidation of the Company or any partial liquidation involving fifty percent (50%) or more of the assets of the Company; (iii) any sale of more than fifty percent (50%) of the Company's assets; or (iv) any like occurrence in which the Company is involved, the Administrator may, in its absolute discretion, do one or more of the following upon ten days' prior written notice to all optionees: (a) accelerate any vesting schedule to which an Option is subject; (b) cancel Options upon payment to each optionee in cash, with respect to each Option to the extent then exercisable, of any amount which, in the absolute discretion of the Administrator, is determined to be equivalent to any excess of the market value (at the effective time of such event) of the consideration that such optionee would have received if the Option had been exercised before the effective time over the exercise price of the Option; (c) shorten the period during which such Options are exercisable (provided they remain exercisable, to the extent otherwise exercisable, for at least ten days after the date the notice is given); or (d) arrange that new option rights be substituted for the option rights granted under this Plan, or that the Company's obligations as to Options outstanding under this Plan be assumed, by an employer corporation other than the Company, or by a parent or subsidiary of such employer corporation. The actions described in this Section 6.1.2 may be taken without regard to any resulting tax consequence to the optionee.

          1.10.3     Time  of  Option  Exercise.  Except as necessary to satisfy
                     --------------------------
the requirements of Section 422 of the Code and subject to Section 5, Options granted under this Plan shall be exercisable at such times as are specified in the written Stock Option Agreement relating to such Option: provided, however, that so long as the optionee is a director or officer, as those terms are used in Section 16 of the Exchange Act, such Option may not be exercisable, in whole or in part, at any time prior to the six (6) month anniversary of the date of the Option grant, unless the Administrator determines that the foregoing provision is not necessary to comply with the provisions of Rule 16b-3 or that Rule 16b-3 is not applicable to the Plan. No Option shall be exercisable, however, until a written Stock Option Agreement, in form satisfactory to the Company (as set forth in EXHIBIT A attached hereto), is executed by the Company
                          ---------
and the optionee. The Administrator, in its absolute discretion, may later waive any limitations respecting the time at which an Option or any portion of an Option first becomes exercisable.

          1.10.4     Option  Grant  Date.  Except as provided in Section 5.4, or
                     -------------------
as otherwise specified by the Board, the date of grant of an Option under this Plan shall be the date as of which the Board approves the grant.

          1.10.5     Nonassignability of Option Rights.  No Option granted under
                     ---------------------------------
this Plan shall be assignable or otherwise transferable by the optionee except by will, by the laws of descent and distribution, or pursuant to a qualified domestic relations order (limited in the case of an ISO, to a qualified domestic relations order that effects a transfer of an ISO that is community property as part of a division of community property). During the life of the optionee, an Option shall be exercisable only by the optionee.

          1.10.6     Payment.  Payment  in  full, in cash, shall be made for all
                     -------
stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company.

          1.10.7     Termination  of Employment.  Unless determined otherwise by
                     --------------------------
the Board in its absolute discretion to the extent not already expired or exercised, every Option granted under this Plan shall terminate at the earlier of: (a) the Expiration Date (as defined in Section 6.1.11); or (b) upon the date of termination of employment with the Company or any Affiliate; provided that if termination of employment is due to the optionee's "disability" (as determined in accordance with Section 22(e)(3) of the Code), the optionee, or the optionee's personal representative, may at any time within one-hundred eighty (180) days after the termination of employment (or such lesser period as is specified in the stock option agreement, but in no event after the Expiration Date of the Option), exercise the option to the extent it was exercisable at the date of termination; and provided further that if termination of employment is due to the Optionee's death, the Optionee's estate or a legal representative thereof, may at any time within and including one-hundred eighty (180) days after the date of death of Optionee (or such lesser period as is specified in the Stock Option Agreement, but in no event after the Expiration Date of the Option), exercise the option to the extent it was exercisable at the date of termination. Transfer of an optionee from the Company to an Affiliate or vice versa, or from one Affiliate to another, or a leave of absence due to sickness, military service, or other cause duly approved by the Company, shall not be deemed a termination of employment for purposes of this Plan. For the purpose of this Section 6.1.7, "employment" means engagement with the Company or any Affiliate of the Company either as an employee, a director, or a consultant.

          1.10.8     Withholding  and Employment Taxes.  At the time of exercise
                     ---------------------------------
of a Non-Qualified Option (or at such later time(s) as the Company may prescribe), the optionee shall remit to the Company in cash all applicable (as determined by the Company in its sole discretion) federal and state withholding taxes.

          1.10.9     Other  Provisions.  Each Option granted under this Plan may
                     -----------------
contain such other terms, provisions, and conditions not consistent with this Plan as may be determined by the Board, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code.

          1.10.10     Determination  of  Value.  For  purposes  of the Plan, the
                      ------------------------
value of Common Stock or other securities of the Company shall be determined as follows:

               (i) If the stock of the Company is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers Automated Quotation System or the Over the Counter Bulletin Board, its fair market value shall be the closing bid price for the shares of common stock of the Company on the last business day prior to date of grant, as reported in the Wall Street Journal.
---------------------

               (ii) If the stock of the Company is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the stock on the date the value is to be determined (or if there is no quoted price for the date of grant, then for the last preceding business day on which there was a quoted price).

               (iii) If the stock of the Company is as described in Section 6.1.10(i) or (ii), but is restricted by law, contract, market conditions, or otherwise as to salability or transferability, its fair market value shall be as set forth in Section 6.1.10(i) or (ii), as appropriate, less, as determined by the Board, an appropriate discount, based on the nature and terms of the restrictions.

               (iv) In the absence of an established market for the stock, the fair market value thereof shall be determined by the Board, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business.

          1.10.11     Option Term.  No Option shall be exercisable more than ten
                      -----------
years after the date of grant, or such lesser period of time as set forth in the stock option agreement (the end of the maximum exercise period stated in the Stock Option Agreement is referred to in this Plan as the "Expiration Date"). No ISO granted to any person who owns, directly or by attribution, stock possessing more than ten (10%) percent of the total combined voting power of all classes of stock of the Company or any Affiliate ( a "Ten Percent Stockholder") shall be exercisable more than five (5) years after the date of grant.

          1.10.12     Exercise  Price.  The exercise price of any Option granted
                      ---------------
to any Ten Percent Stockholder shall in no event be less than one hundred and ten percent (110%) of the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

          1.10.13     Compliance with Securities Laws.  The Company shall not be
                      -------------------------------
obligated to offer or sell any shares upon exercise of an Option unless the shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the shares are otherwise in compliance with all applicable state and local securities laws. The Company shall have no obligation to register the shares under the federal securities laws or take whatever other steps may be necessary to enable the shares to be offered and sold under federal or other securities laws. Upon exercising all or any portion of an Option, an optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Option shares or subsequent transfers of any interest in the shares to comply with applicable securities laws. Stock certificates evidencing shares acquired upon exercise of options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan, or the Stock Option Agreement evidencing the Option.

     1.11     Terms  and  Conditions  to  Which  Only NQOs Are Subject.  Options
              --------------------------------------------------------
granted under this Plan which are designated as NQO's shall be subject to the following additional terms and conditions:

          1.11.1     Exercise Price.  Except as set forth in Section 6.1.13, the
                     --------------
exercise price of a NQO shall not be less than eighty five (85) percent of the fair market value (determined in accordance with Section 6.1.10) of the stock subject to the Option on the date of grant.

     1.12     Terms  and  Conditions  to  Which  Only ISOs Are Subject.  Options
              --------------------------------------------------------
granted under this Plan which are designated as ISO's shall be subject to the following additional terms and conditions:

          1.12.1     Exercise Price.  Except as set forth in Section 6.1.13, the
                     --------------
exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.10) of the stock covered by the Option at the time the Option is granted.

          1.12.2     Disqualifying  Dispositions.  If  stock  acquired  upon
                     ---------------------------
exercise of an ISO is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code, the holder of the stock immediately before the disposition shall notify the Company in writing of the date and terms of the disposition and comply with any other requirements imposed by the Company in order to enable the Company to secure any related income tax deduction to which it is entitled.

7.     MANNER  OF  EXERCISE
       --------------------

     1.13     Notice  of  Exercise.  An  optionee  wishing to exercise an Option
              --------------------
shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price as provided in Section 6.1.6. The date the Company receives written notice of an exercise hereunder, accompanied by payment of the exercise price and, if required, by payment of any federal or state withholding or employment taxes required to be withheld by virtue of exercise of the Option, will be considered as the date such Option was exercised.

     1.14     Issuance  of  Certificates.  Subject  to applicable provisions set
              --------------------------
forth in the Stock Option Agreement, promptly after receipt of written notice of exercise of an Option, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. Unless the Company specifies otherwise, an optionee or transferee of an optionee shall not have any privileges as a shareholder with respect to any stock covered by the Option until the date of issuance of a stock certificate. Subject to Section 6.1.1 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the date the certificates are delivered.

8.     EMPLOYMENT  RELATIONSHIP
       ------------------------

     Nothing in this Plan or any Option granted hereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment at any time, nor confer upon any optionee any right to continue in the employ of the Company or any of its Affiliates.

9.     AMENDMENTS  TO  PLAN
       --------------------

     The Board may amend this Plan at any time. Without the consent of an optionee, no amendment may affect outstanding Options except to conform this Plan and ISOs granted under this Plan to federal or other tax laws relating to incentive stock options. No amendment shall require shareholder approval unless shareholder approval is required to preserve incentive stock option treatment for tax purposes, or the Board otherwise concludes that shareholder approval is advisable.

10.     SHAREHOLDER  APPROVAL:  TERM
        ----------------------------

     The Board of Directors of the Company adopted this Plan as of September 3, 2004. This Plan shall terminate ten (10) years after initial adoption by the Board unless terminated earlier by the Board. The Board may terminate this Plan without shareholder approval. No Options shall be granted after termination of this Plan, but termination shall not affect rights and obligations under then-outstanding Options.

                                    EXHIBIT A
                                    ---------

                             PROCERA NETWORKS, INC.
                             STOCK OPTION AGREEMENT


     This  Stock  Option  Agreement  (the  "Agreement"),  by and between Procera
Networks, Inc., a Nevada corporation (the "Company"), and ________________ ("Optionee"), is made effective as of this ___ day of _____________.

                                    RECITALS

     A. Pursuant to the Procera Networks, Inc., 2004 Stock Option Plan (the "Plan"), the Board of Directors of the Company (the "Board") has authorized the grant of an option to purchase common stock of the Company ("Common Stock") to Optionee, effective on the date indicated above, thereby allowing Optionee to acquire a proprietary interest in the Company in order that Optionee will have further incentive for continuing his or her employment by, and increasing his or her efforts on behalf of, the Company or an Affiliate of the Company.

     B. The Company desires to issue a stock option to Optionee and Optionee desires to accept such stock option on the terms and conditions set forth below.

     NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

                                    AGREEMENT

1.     Option  Grant.  The  Company hereby grants to the Optionee, as a separate
       -------------
incentive and not in lieu of any fees or other compensation for his or her services, an option to purchase, on the terms and conditions hereinafter set forth, all or any part of an aggregate of ___________________ (_____) shares of authorized but unissued shares of Common Stock, at the Purchase Price set forth in paragraph 2 of this Agreement.

2.     Purchase  Price.  The Purchase Price per share (the "Option Price") shall
       ---------------
be $______ which is not less than one hundred percent (100%) of the fair market value per share of Common Stock on the date hereof. The Option Price shall be payable in the manner provided in paragraph 9 below.

3.     Adjustment.  The  number  and  class  of  shares specified in paragraph 1
       ----------
above, and the Option Price, are subject to appropriate adjustment in the event of certain changes in the capital structure of the Company such as stock splits, recapitalizations and other events which alter the per share value of Common Stock or the rights of holders thereof. In connection with: (i) any merger, consolidation, acquisition, separation, or reorganization in which more than fifty percent (50%) of the shares of the Company outstanding immediately before such event are converted into cash or into another security; (ii) any dissolution or liquidation of the Company or any partial liquidation involving fifty percent (50%) or more of the assets of the Company; (iii) any sale of more than fifty percent (50%) of the Company's assets; or (iv) any like occurrence in which the Company is involved, the Company may, in its absolute discretion, do one or more of the following upon ten days' prior written notice to the
Optionee:  (a)  accelerate any vesting schedule to which this option is subject;
(b) cancel this option upon payment to the Optionee in cash, to the extent this option is then exercisable, of any amount which, in the absolute discretion of the Company, is determined to be equivalent to any excess of the market value (at the effective time of such event) of the consideration that the Optionee would have received if this option had been exercised before the effective time over the Option Price; (c) shorten the period during which this option is exercisable (provided that this option shall remain exercisable, to the extent otherwise exercisable, for at least ten (10) days after the date the notice is given); or (d) arrange that new option rights be substituted for the option rights granted under this option, or that the Company's obligations under this option be assumed, by an employer corporation other than the Company or by a parent or subsidiary of such employer corporation. The actions described in this paragraph 3 may be taken without regard to any resulting tax consequence to the Optionee.

4.     Option  Exercise.  On the date six (6) months after the Optionee's hiring
       ----------------
date, so long as Optionee is still employed by the Company, the right to exercise this option will vest as to twenty-five percent (25%) of the number of shares subject to this option. Thereafter, the right to exercise the remainder of this option will vest on the last calendar day of each month at a rate of 1/36th of the remaining shares subject to this option. Shares entitled to be, but not, purchased as of any vesting date may be purchased at any subsequent time, subject to paragraphs 5 and 6 below. The number of shares which may be purchased at any time will be rounded up to the nearest whole number. No partial exercise of the option may be for an aggregate exercise price of less than One Hundred Dollars ($100). In order to exercise any part of this option, Optionee must agree to be bound by the Company's Shareholder Buy-Sell Agreement, if any, existing at the time of the exercise of this Option.

5.     Termination  of Option.  This option may not be exercised after, and will
       ----------------------
completely expire on, the close of business on the date ten (10) years after the effective date of this Agreement, unless terminated sooner pursuant to paragraph 6 below.

6.     Termination  of  Employment.  In  the  event of termination of Optionee's
       ---------------------------
employment with the Company for any reason, this option will terminate immediately upon the date of the termination of Optionee's employment, unless terminated earlier pursuant to paragraph 5 above. Optionee shall have sixty
(60) days after such termination to exercise any vested options. However, (i) if termination is due to the death of Optionee, the Optionee's estate or a legal representative thereof, may at any time within and including one-hundred eighty
(180) days after the date of death of Optionee, exercise the option to the extent it was exercisable at the date of termination; or (ii) if termination is due to Optionee's "disability" (as determined in accordance with Section 22(e)(3) of the Internal Revenue Code), Optionee may, at any time, within one-hundred eighty (180) days following the date of this Agreement, exercise the option to the extent it was exercisable at the date of termination. If the Optionee or his or her legal representative fails to exercise the option within the time periods specified in this paragraph 6, the option shall expire. The Optionee or his or her legal representative may, on or before the close of business on the earlier of the date for exercise set forth in paragraph 5 or the dates specified in paragraph 4 above, exercise the option only to the extent Optionee could have exercised the option on the date of such termination of employment pursuant to paragraphs 4 and 5 above.

7.     Transferability.  This  option  will  be  exercisable  during  Optionee's
       ---------------
lifetime only by Optionee. Except as otherwise set forth in the Plan, this option will be non-transferable.

8.     Method  of  Exercise.  Subject  to paragraph 10 below, this option may be
       --------------------
exercised by the person then entitled to do so as to any vested shares which may then be purchased by delivering to the Company an exercise notice in the form attached hereto as Exhibit A and:
                      ----------

     a. full payment in cash of the Option Price thereof (and the amount of any tax the Company is required by law to withhold by reason of such exercise); and

     b.     payment  of  any  withholding  or  employment  taxes,  if  any.

The Company will issue a certificate representing the shares so purchased within a reasonable time after its receipt of such notice of exercise, payment of the Option Price and withholding or employment taxes, and execution of any other appropriate documentation, with appropriate certificate legends.

9.     Securities  Laws.  The  issuance  of  shares  of  Common  Stock  upon the
       ----------------
exercise of the option will be subject to compliance by the Company and the person exercising the option with all applicable requirements of federal and state securities and other laws relating thereto. No person may exercise the option at any time when, in the opinion of counsel to the Company, such exercise is not permitted under applicable federal or state securities laws. Nothing herein will be construed to require the Company to register or qualify any securities under applicable federal or state securities laws, or take any action to secure an exemption from such registration and qualification for the issuance of any securities upon the exercise of this option.

10.     No  Rights  as  Shareholder.  Neither  Optionee  nor any person claiming
        ---------------------------
under or through Optionee will be, or have any of the rights or privileges of, a shareholder of the Company in respect of any of the shares issuable upon the exercise of the option, unless and until this option is properly and lawfully exercised.

11.     No  Right  to  Continued  Employment.  Nothing in this Agreement will be
        ------------------------------------
construed as granting Optionee any right to continued employment. EXCEPT AS THE COMPANY AND OPTIONEE WILL HAVE OTHERWISE AGREED IN WRITING, OPTIONEE'S EMPLOYMENT WILL BE TERMINABLE BY THE COMPANY, AT WILL, WITH OR WITHOUT CAUSE FOR ANY REASON OR NO REASON. Except as otherwise provided in the Plan, the Board in its sole discretion will determine whether any leave of absence or interruption in service (including an interruption during military service) will be deemed a termination of employment for the purpose of this Agreement.

12.     Notices.  Any  notice to be given to the Company under the terms of this
        -------
Agreement will be addressed to the Company, in care of its Secretary, at its executive offices, or at such other address as the Company may hereafter designate in writing. Any notice to be given to Optionee will be in writing and delivered or mailed by registered or certified mail, return receipt requested, postage prepaid, addressed to Optionee at the address set forth beneath Optionee's signature in writing. Any such notice will be deemed to have been duly given where deposited in a United States post office in compliance with the foregoing.

13.     Non-Transferrable.  Except  as otherwise provided in the Plan or in this
        -----------------
Agreement, the option herein granted and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise). Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option, or of any right or upon any attempted sale under any execution, attachment or similar process upon the rights and privileges conferred hereby, this option will immediately become null and void.

14.     Successor.  Subject  to  the  limitation  on  the transferability of the
        ---------
option contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legal representatives, successors and assigns of the parties hereto.

15.     California  Law.  This  Agreement  will  be governed by and construed in
        ---------------
accordance  with  the  laws  of  the  State  of  California.

16.     Type  of  Option.  The  option  granted  in  this  Agreement:
        ----------------

     a.     [_]     Is  intended  to be an Incentive Stock Option ("ISO") within the  meaning  of  Section  422 of the Internal Revenue Code of 1986, as amended.

     b.     [_]     Is  a non-qualified Option and is not intended to be an ISO.

17.     Plan  Provisions  Incorporated  by  Reference.  A  copy  of  the Plan is
        ---------------------------------------------
attached  hereto  as  Exhibit  B  and  incorporated  herein  by  this reference.
                      ----------

18.     Terms.  Capitalized  terms  used  herein, except as otherwise indicated,
        -----
shall  have  the  same  meaning  as  those  terms  have  under  the  Plan.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:                      PROCERA  NETWORKS,  INC.

                              By:__________________________________

                              Title:_______________________________



OPTIONEE:                     _____________________________________


                              Address:_____________________________

                              _____________________________________

                              _____________________________________

                                      PROXY

                             PROCERA NETWORKS, INC.
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Douglas J. Glader with the power to appoint his substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of Procera Networks, Inc. held of record by the undersigned on August 6, 2004, at the Annual Meeting of Shareholders to be held at the Company's offices located at 3175 South Winchester Boulevard, Campbell, California, 95008, on Tuesday, October 12, 2004, at 9:00 a.m., Pacific Daylight Savings Time, or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PROCERA NETWORKS, INC. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ON THE REVERSE SIDE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report.

                        (To be signed on the other side)

PROCERA  NETWORKS,  INC.
3175  SOUTH  WINCHESTER  BOULEVARD
CAMPBELL,  CALIFORNIA  95008
ATTN:  JAY  ZERFOSS


                                  VOTE BY MAIL
                                  ------------

Mark, sign, and date the enclosed proxy card and return it in the postage-paid envelope we have provided or return it to Procera Networks, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.


               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
               ---------------------------------------------------


                 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK
                 -----------------------------------------------


                           VOTE FOR BOARD OF DIRECTORS
                           ---------------------------

1. Election of four (4) Directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified:


        (01) Douglas J. Glader, ( 02) Scott McClendon, (03) Tom Saponas,
                                (04) Tom Williams

For  Withhold  For All  To withhold authority to vote, mark "For All Except" and write the
All  All       Except:  nominee's number on the line below.
[_]       [_]      [_]  __________________________________________________________________

                                VOTE ON PROPOSALS
                                -----------------

2. The ratification of the appointment of Burr, Pilger & Mayer LLP as the Company's independent accountants for the fiscal year ending January 2, 2005:

                           For     Against     Abstain
                           [_]       [_]         [_]


3.  The  ratification  of  the  2004  Procera  Networks  Stock  Option  Plan:

                           For     Against     Abstain
                           [_]       [_]         [_]


4. The transaction of such other business as may properly come before the meeting or any adjournment thereof:


Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.


________________________________________________________________________________
Signature                      Date          Signature  (Joint  Owners)